UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (April 3, 2013)

China Botanic Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01       Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On April 3, 2013, our  board of directors of China Botanic Pharmaceutical Inc. (the “Company” “our” or “us”) approved the dismissal of our independent registered public accounting firm, Windes & McClaughry Accountancy Corporation (“W&M”).  The decision to change accounting firms was approved by the Company’s audit committee.

W&M issued an audit report on our consolidated balance sheets as of October 31, 2011, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for the year ended October 31, 2011.  The audit report of W&M on the foregoing consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to any uncertainty, audit scope or accounting principles.

            During the two recent fiscal years ended October 31, 2011 and 2012, and in the subsequent interim period through April 3, 2013, we did not have any disagreements with W&M  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of W&M  would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

We furnished W&M with a copy of this disclosure, providing W&M with the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission  stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from W&M, dated April 3,  2013 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss W&M as our independent registered public accounting firm, our board of directors appointed Anderson Bradshaw PLLC (“AB”) as our independent registered public accounting firm.

During the fiscal years ended October 31, 2011 and 2012,  and through its appointment on April 3, 2013, neither us nor anyone acting on our behalf consulted AB with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that AB concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements And Exhibits

(d)            Exhibits

Exhibit
No.	Description
16.1	Letter from Windes & McClaughry Accountancy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Botanic Pharmaceutical Inc.
a Nevada Corporation

Dated: April 9, 2013                                                       /s/ Li Shaoming
Li Shaoming,
Chief Executive Officer

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